Fourth Quarter 2005 Investor Presentation Citigroup Financial Services Conference February 1, 2006 Exhibit 99.1

Forward-looking Statements and Associated Risk Factors
This presentation, like other written and oral communications presented by the Company and its authorized officers, may contain certain forward-looking statements regarding the Company’s prospective performance and strategies within the meaning of Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and is including this statement for purposes of said safe harbor provisions.
Forward-looking statements, which are based on certain assumptions and describe future plans, strategies, and expectations of the Company, are generally identified by use of the words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “project,” “seek,” “strive,” “try,” or future or conditional verbs such as
“will,” “would,” “should,” “could,” “may,” or similar expressions. The Company’s ability to predict results or the actual effects of its plans or strategies is inherently uncertain. Accordingly, actual results may differ materially from anticipated results.
There are a number of factors, many of which are beyond the Company’s control, that could cause actual conditions, events, or results to differ significantly from those described in the forward-looking statements. These factors include, but are not limited to, general economic conditions, either nationally or locally in some or all of the areas in which the Company and its customers conduct their businesses; conditions in the securities markets or the banking industry; changes in interest rates, which may affect the Company’s net income or future cash flows; changes in deposit flows, and in the demand for deposit, loan, and investment products and other financial services in the Company’s local markets; changes in the financial or operating performance of the Company’s borrowers’
businesses; changes in real estate values, which could impact the quality of the assets securing the Company’s loans; changes in the quality or composition of the Company’s loan or investment portfolios; changes in competitive pressures among financial institutions or from non-financial institutions; the ability to successfully integrate any assets, liabilities, customers, systems, and management personnel the Company may acquire into its operations and its ability to realize related revenue synergies and cost savings within expected time frames; the Company’s timely development of new and competitive products or services in a changing environment, and the acceptance of such products or services by its customers; the outcome of pending or threatened litigation or of other matters before regulatory agencies, whether currently existing or commencing in the future; changes in accounting principles, policies, practices, or guidelines; changes in legislation and regulation; operational issues and/or capital spending necessitated by the potential need to adapt to industry changes in information technology systems, on which the Company is highly dependent; changes in the monetary and fiscal policies of the U.S. Government, including policies of the U.S. Treasury and the Federal Reserve Board; war or terrorist activities; and other economic, competitive, governmental, regulatory, and geopolitical factors affecting the
Company’s operations, pricing, and services. Additionally, the timing and occurrence or non-occurrence of events may be subject to circumstances beyond the
Company’s control.
In addition, the following factors, among others, could cause the actual results of the recently completed transaction with Long Island Financial Corp. and the pending transaction with Atlantic Bank of New York to differ materially from the expectations stated in this presentation: the ability of New York Community
Bancorp, Inc. and Atlantic Bank of New York to obtain the required regulatory approvals; the ability of New York Community Bancorp, Inc. and Atlantic Bank of
New York to consummate the transaction; a materially adverse change in the financial condition of New York Community Bancorp, Inc. or Atlantic Bank of New
York, including changes in the financial condition of Atlantic Bank of New York from the condition determined to exist based on due diligence performed by the
Company in connection with its consideration of the acquisition; the ability of New York Community Bancorp, Inc. to successfully integrate the assets, liabilities, customers, systems, and any management personnel it may acquire into its operations pursuant to the transactions; and the ability to realize the related revenue synergies and cost savings within the expected time frames.
Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. Except as required by applicable law or regulation, the Company undertakes no obligation to update these forward-looking statements to reflect events or circumstances that occur after the date on which such statements were made.

We are a leading financial institution in the NY Metro region.
(a) American Banker – December 28, 2005
(b)   SNL DataSource
(c) ThriftInvestor – May 2005
At 12/31/05, we had consolidated assets of $26.3 billion, consolidated deposits of
$12.1 billion, and 152 banking offices.
We are ranked the sixth most efficient bank holding company in the U.S.
(a)
We operate the fifth largest thrift in the nation and the largest in New York State, based on total assets.
(b)
On the basis of deposit market share, we operate the eighth largest thrift in the nation and the third largest in New York State.
(b)
We are the leading producer of multi-family loans for portfolio in New York City, with $12.9 billion outstanding at 12/31/05.
(b)
We have been ranked the top-performing U.S. thrift with assets exceeding
$1 billion.
(c)

We are focused on producing a solid financial performance.
2005 Goals:
Increasing our share of the multi-
family lending market
Maintaining the quality of our assets
Maintaining our efficiency
Strengthening our balance sheet
-
Increasing loans
-
Reducing securities
-
Increasing deposits
-
Exceeding our historical capital
levels
Expanding through M&A
Maintaining a strong dividend
Achievements:
Multi-family loans are up 31% year-over-
year
NPAs = 0.11% of total assets at 12/31/05
2005 operating efficiency ratio = 28.86%
(a)
Total loans are up 27% year-over-year
Securities are down 20%
Deposits are up 16%
Tangible stockholders’ equity/tangible
assets = 5.41% at 12/31/05, excluding the
net unrealized loss on securities
(b)(c)
Completed acquisition of Long Island
Financial Corp. (“LICB”) on 12/30/05
Acquisition of Atlantic Bank of New York
(“ABNY”) expected to take place in 1Q 06,
pending regulatory approval
$1.00/share, annualized
(a) Please see page 26 for a reconciliation of our GAAP and operating efficiency ratios.
(b) Please see page 26 for a reconciliation of our stockholders’ equity and tangible stockholders’ equity and of our assets and tangible assets.
(c) Including the net unrealized loss on securities, our tangible stockholders’ equity equaled 5.19% of tangible assets.

% of total loans:  75.5%
Average principal balance:  $3.6 million
Average loan-to-value:  61.1%
Expected weighted average life:  3.3 years
2005 originations:  $4.7 billion
% of total loans originated in 2005:  73.5%
At 12/31/05
$1,946
$3,255
$4,494
$7,368
$9,842
$12,857
12/31/00 12/31/01 12/31/02 12/31/03 12/31/04 12/31/05
Multi-family Loan Portfolio
Multi-family loans rose 31% in 2005.
(in millions)
Increasing Our Share of the Multi-family Lending Market

Maintaining the Quality of Our Assets
(a) SNL DataSource
We have a consistent record of solid asset quality.
0.52%
0.43%
0.37%
0.32%
0.22%
0.21%
0.15%
0.12%
0.11%
12/31/03 12/31/04 12/31/05
NPAs/Total Assets
U.S. Thrifts
(a)
N.Y. State Thrifts
(a)
NYB

Maintaining Our Efficiency
63.98%
65.62%
62.41%
57.02%
56.58% 56.47%
23.59%
(a)
21.46%
(a)
28.86%
(a)
2003 2004 2005
Efficiency Ratio
U.S. Thrifts
(b)
N.Y. State Thrifts
(b)
NYB
(a) Operating efficiency ratio.  Please see page 26 for a reconciliation of our GAAP and operating efficiency ratios.
(b) SNL DataSource
We consistently rank among the most efficient bank holding companies in the nation.

Strengthening Our Balance Sheet
We have significantly enhanced our asset and liability mix since repositioning the balance sheet in 2Q 2004.
53.5% $12.1 $  5.6 Total securities
20.7
10.0
12.1 Total deposits
18.1 11.9 9.7 Wholesale borrowings
64.9 7.8 12.9 Multi-family loans
56.0 10.9 17.0 Total loans
% Change 3/31/04 12/31/05
(dollars in billions)

We are a well capitalized institution.
15.28 Tier 1 risk-based capital ratio
8.69% Leverage  capital ratio
14.79
(c)
Tier 1 risk-based capital ratio
8.27
(c)
Leverage capital ratio
5.41%
(a)(b)
Tangible stockholders’ equity/tangible assets,
excluding the net unrealized loss on securities
$1.3 bn
(a)
Tangible stockholders’ equity
15.87 Total risk-based capital ratio
New York Community Bank Capital Measures:
16.10
(c)
Total risk-based capital ratio
Company Capital Measures:
12/31/05
Exceeding Our Historical Capital Levels
(a) Please see page 26 for a reconciliation of our stockholders’ equity and tangible stockholders’ equity and of our assets and tangible assets.
(b) Including the net unrealized loss on securities, our tangible stockholders’ equity equaled 5.19% of tangible assets.
(c) Company capital ratios as of 9/30/05

Increasing Loans and Reducing Securities
We have been deploying the cash flows from securities into loan production.
(in millions)
$10,919
$13,396
$17,027
$18,350
$12,119
$7,081
$5,637
$5,672
(c)
Loans
Securities
45.7% 41.2% % of Total Assets:
3/31/04 12/31/04 12/31/05
29.5% 55.7% 21.4% 64.8% 20.3% 65.8%
Pro Forma
(a)(b)
(a) Pro forma for the acquisition of ABNY
(b) ABNY data as of 9/30/05
(c) Reflects the planned reduction of securities totaling $1.3 billion.

$11,869
$9,335
$9,717
$10,027
$10,402
$12,105
$13,929
$9,189
(c)
3/31/04 12/31/04 12/31/05 Pro Forma
Increasing Deposits
We have been expanding and diversifying our deposit base.
(in millions)
Deposits
Wholesale Borrowings
(a) Pro forma for the acquisition of ABNY
(b) ABNY data as of 9/30/05
(c) Reflects the planned reduction of wholesale borrowings totaling $1.3 billion.
(a)(b)

Convenience
96% of deposits have branch access
68 or more hours per week
27% of deposits have branch access
80 hours per week
Increasing Deposits
We have grown deposits organically by emphasizing convenience, service, selection, and community involvement.
Service
24-hour on-line banking
24-hour bank-by-phone
24-hour ATM access at 149 locations
Premier Banking Services available
24/7
Extensive Product Selection
Traditional banking products
Card services
Alternative investment products
Loan services
Community Involvement
Foundation grants
Board service
Preservation of brand equity

Expanding Through M&A
New York Community Bancorp, Inc.
New York Community Bank
Queens County
Savings Bank
Richmond County
Savings Bank
Roosevelt
Savings Bank
Roslyn
Savings Bank
CFS
Bank
Ironbound
Bank
First Savings Bank
of New Jersey
New York Commercial Bank
Atlantic Bank
of New York
We now have two bank subsidiaries – New York Community Bank and
New York Commercial Bank.

Our new commercial banking platform complements our traditional community banking platform.
Checking/Savings
Money Market Accounts
CDs
IRAs
Smart Student Banking
Insurance
Annuities
Mutual Funds
Card Services (debit, credit, reloadable &
single-purpose)
Ability to pay bills and open new accounts
online
24/7 automated phone service
1-4 Family Loans/HELOCs
Auto / Student / Personal Loans
Multi-family Loans
Construction Loans
Checking/Savings
Business CDs
Payroll Processing
$afePay Card
Employee Banking/Employee Retirement
Insurance Premium Financing
Health Service Accounts
Cash Management
Online bill paying service
Lockbox Services
E-statements
Expedited check clearance and availability
of funds
Equipment Leasing
C&I/CRE Loans
Multi-family Loans
Construction Loans
New York Community Bancorp, Inc.
New York Commercial Bank
New York Community Bank
Expanding Through M&A

Our commercial bank subsidiary will be expanded with the acquisition of
Atlantic Bank of New York.
Expanding Through M&A
532
1,453
1,824
1,335
1,323
$2,917
Atlantic Bank of
New York
9/30/05
(a)
100
347
426
235
253
$609
Long Island
Commercial Bank
12/31/05
Demand deposits
Core deposits
Total deposits
Total securities
Total loans
Assets
(in millions)
(a) These amounts do not reflect the planned reduction of securities totaling $1.3 billion.

(a) Includes 47 in-store branches and 3 customer convenience centers.
(b) Includes 17 branches to be acquired in the ABNY transaction.
Expanding Through M&A
We expect to have 168 branches serving the New York Metro region upon completion of the ABNY acquisition.
Queens
Staten Island
Brooklyn
Manhattan
The Bronx
Long Island
Westchester
New Jersey
Total
34
23
8
1
2
59
4
8
139
5
--
3
5
--
12
4
--
29
39
23
11
6
2
71
8
8
168
Total
(a)
New York Community Bank
New York Commercial Bank
(a)(b) (b)

▪	✓	✓
▪	✓	✓
▪	✓	✓
▪	✓	✓
▪	✓	✓
▪	✓	✓
▪	✓	✓
▪	✓	✓
▪	✓	✓

Expanding Through M&A
Like the LICB acquisition, the acquisition of ABNY is expected to enhance our earnings, our asset mix, and our deposit growth.
Immediately accretive to GAAP and cash earnings
Enhances our asset mix with C&I loans to small and
mid-size businesses
Cash flows from securities will fund loan production
and pay down highest cost sources of funds
Provides an established commercial banking platform
Adds commercial lending expertise to NYB
management team
Diversifies our depositor/borrower base
Accelerates our commercial deposit growth initiatives
Expands our geographic footprint
Enhances our interest rate risk profile by replacing
highest cost funding with lower cost core deposits
-
Core deposits/total deposits
-
Non-interest-bearing/total deposits
81%
(a)
23%
(a)
LICB ABNY
80%
(b)
29%
(b)
(a) Percentage as of 12/31/05
(b) Percentage as of 9/30/05

Expanding Through M&A
$1,946
$1,690
$2,150
$995
$3,131
$3,557
$4,174
$5,131
$12,853
$9,839
$7,368
$4,494
$3,255
$1,348
$13,219
$263
12/31/99 12/31/00 12/31/01 12/31/02 12/31/03 12/31/04 12/31/05 Pro Forma
(in millions)
Multi-family Loans Outstanding
All Other Loans Outstanding
(a) Excludes net deferred loan origination fees and costs
(b) Pro forma for the acquisition of ABNY
(c) ABNY data as of 9/30/05
$5,405 $5,489 $10,499
Loans Outstanding
(a)
Total Loans:
Multi-family loans:  46.3% CAGR
Total loans:  50.0% CAGR
$13,396 $17,027 $18,350 $3,636 $1,611
Acquisitions have contributed to our loan growth over the past six years…
w/ HAVN
w/ RCBK
w/ RSLN
w/ ABNY
w/ LICB
(b)(c)

Expanding Through M&A
…and have significantly bolstered our deposit growth.
$658
$1,874
$2,408
$1,949
$4,362
$3,752
$5,247
$5,618
$378
$1,212
$2,588
$2,842
$5,247
$5,911
$6,012
$6,933
$720
$739
$846
$1,378
$40
$171
$455
$465
12/31/99 12/31/00 12/31/01 12/31/02 12/31/03 12/31/04 12/31/05 Pro Forma
(a) Pro forma for the acquisition of ABNY
(b) ABNY data as of 9/30/05
$3,257 $5,450 $5,256 $1,076 Total Deposits: $10,329 $10,402 $12,105 $13,929
(a)(b)
Total deposits:  53.2% CAGR
Core deposits:  64.6% CAGR
Demand deposits:  80.4% CAGR
CDs
NOW, MMAs, and Savings
Demand deposits
w/ HAVN
w/ RCBK
w/ RSLN
w/ ABNY
(in millions)
Deposits
w/ LICB

Expanding Through M&A
(a) At 12/31/05
(b) At 9/30/05
(c) Reflects the planned reduction of securities totaling $1.3 billion.
$27,901
$2,917
$26,284
NYB ABNY Pro Forma
8%
92%
Commercial
Banking
Business
Assets
(dollars in millions)
$6,858
$1,453
$8,311
NYB ABNY Pro Forma
Core Deposits
Commercial
Banking
Business
(c)
The ABNY acquisition will further accelerate our balance sheet repositioning.
22%
78%
(a) (b) (a) (b)
(c)

$0.06
$0.10
$0.17
$0.25 $0.25
$0.30
$0.43
$0.66
$0.96
$1.00 $1.00
$0.017
$0.011
1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006
Annual Dividend
(a)
(a) Adjusted to reflect nine stock splits
(b) 2H 1994 dividends, annualized
(c) 1Q 2006 dividend, annualized
Maintaining a Strong Dividend
We are committed to maintaining a strong dividend.
Since 1994, we have increased our dividend 89-fold. During this time, our charter shareholders have received 2,598 additional shares for every 100 shares originally held, reflecting six 3-for-2 stock splits in the form of a 50% stock dividend and three 4-for-3 stock splits in the form of a 33-1/3% stock dividend.
(b) (c)

We are focused on the future.
2006 Goals:
Complete the acquisition of ABNY
Integrate the systems of LICB and ABNY
Augment the New York Community Bank and New York Commercial Bank franchises
Enhance the Company's asset mix with commercial loans to small and mid-size businesses while expanding our multi-family lending niche
Maintain the quality of our assets
Further reduce the securities portfolio
Bring the Company's deposit mix more in line with that of a commercial bank
Improve the Company's net interest margin by replacing highest cost funding with lower cost sources of funds
Maintain our efficiency
Maintain a strong capital position
Maintain the dividend

2006 Goals
The following factors are expected to contribute to margin stabilization in
2006:
The acquisition of LICB:
-
Added $347 million of low-cost core deposits, including $100 million of non-interest-
bearing accounts at 12/31/05
The acquisition of Atlantic Bank:
-
Will add approximately $1.5 billion of low-cost core deposits, including approximately
$532 million of non-interest-bearing accounts
-
Low-yielding securities to be transitioned into higher-yielding loans post-merger
-
Their net interest margin of 3.37% exceeded our 4Q 05 net interest margin by 100 bp
The restructuring of our borrowings:
-
Extended approximately $1 billion of wholesale borrowings in December & January to an average call date of 2.5 years, with an average cost of 3.99%
-
Restructured borrowings through FHLB-NY’s new Blend & Extend program
The structure of our multi-family loan portfolio:
-
Expected weighted average life of 3.3 years at 12/31/05
-
Largest volume of refinanceable loans in our history

Loan Growth
Total loans
Multi-family loans
Deposit Growth
Total deposits
Core deposits
Demand deposits
50.0%
46.3
53.2
64.6
80.4
(a) 12/31/99 – 12/31/05 (pro forma for the acquisition of ABNY)
CAGR
(a)
We are focused on the future.
We look forward to extending our record of loan and deposit growth in 2006.

Log onto our web site:  www.myNYCB.com
E-mail requests to:  ir@myNYCB.com
Call Investor Relations at:  (516) 683-4420
Write to: New York Community Bancorp, Inc.
615 Merrick Avenue
Westbury, NY  11590
For More Information
The Company trades on the NYSE under the symbol “NYB”.
2/1/2006

Reconciliation of GAAP and Non-GAAP Measures
The following table presents a reconciliation of the Company’s GAAP and operating efficiency ratios for the years ended December 31, 2003,
2004, and 2005:
(dollars in thousands)
Non-interest income:
Loss on other-than-temporary impairment
Balance sheet repositioning charge
Gain on sale of branches
Total non-interest income
Net interest income before provision for loan losses
Total non-interest income and net interest income
Operating expenses:
Merger-related charge
Total operating expenses
Efficiency ratio
$121,065
--
--
--
121,065
572,003
$693,068
$236,621
--
$236,621
34.14%
$121,065
--
--
--
121,065
572,003
$693,068
$236,621
(36,588)
$200,033
28.86%
$ (44,217)
--
--
--
(44,217)
781,257
$737,040
$193,632
--
$193,632
26.27%
$ (44,217)
8,209
157,215
--
121,207
781,257
$902,464
$193,632
--
$193,632
21.46%
$163,987
--
--
--
163,987
504,975
$668,962
$169,373
--
$169,373
25.32%
$163,987
--
--
(37,613)
126,374
504,975
$631,349
$169,373
(20,423)
$148,950
23.59%
GAAP GAAP GAAP Operating Operating Operating
2005 2004 2003
For the Years Ended December 31,
The following table presents a reconciliation of the Company's stockholders' equity and tangible stockholders' equity and of its assets and tangible assets at December 31, 2005:
(in thousands)
Total stockholders’ equity
Less:  Goodwill
Core deposit intangibles
Tangible stockholders’ equity
Total assets
Less:  Goodwill
Core deposit intangibles
Tangible assets
$  3,324,877
(1,980,689)
(86,533)
$  1,257,655
$26,283,705
(1,980,689)
(86,533)
$24,216,483
December 31, 2005